SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 7, 2015

Strategic Environmental & Energy Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-54987	02-0565834
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

751 Pine Ridge Road, Golden, CO 80403
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (720) 460-3522

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2015 the Company entered into an amended compensation arrangement with Dr. Michael Readey, its Executive Vice-President, commensurate with his additional appointment as President of MV Technologies, LLC ("MV") and Strategic Environmental Materials, LLC ("SEM"), both wholly-owned subsidiaries. Effective December 1, 2015 Dr. Readey’s compensation will be $160,000 annually with a maximum annual bonus of $100,000 based on certain financial performance of MV and SEM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Environmental & Energy Resources, Inc

Date:  December 7, 2015

By  /s/ J John Combs III

      J John Combs III

Chief Executive Officer